UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2007

K2 INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5818 El Camino Real Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 494-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

K2 Launches Tender Offer for 7 3/8% Senior Notes

On July 18, 2007, K2 Inc. (“K2”) announced that it has launched a tender offer to purchase any and all of its outstanding 7 3/8% Senior Notes due 2014 (the “Notes”). In connection with the tender offer, K2 is soliciting consents to certain proposed amendments to the indenture governing the Notes to eliminate substantially all of the restrictive covenants and eliminate related and certain other event of default provisions in the indenture pursuant to which the Notes were issued.

This announcement is not an offer to purchase, nor a solicitation of an offer to purchase, or a solicitation of tenders or consents with respect to, any Notes. The offer to purchase and solicitation of consents are being made solely pursuant to the Offer to Purchase and Consent Solicitation Statement dated July 18, 2007 and accompanying Consent and Letter of Transmittal.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Information with respect to K2’s Special Meeting

As disclosed in K2’s proxy statement filed on July 11, 2007 (the “Proxy Statement”), as a part of the prospectus of Jarden Corporation (“Jarden”), the Special Meeting of K2 stockholders (the “Special Meeting”) to be held to vote upon the proposed merger pursuant to that certain Agreement and Plan of Merger dated as of April 24, 2007 by and among Jarden, K2 Merger Sub, Inc. and K2 will be held on Wednesday, August 8, 2007 at 8:00 a.m. Pacific Daylight Time. Only K2 stockholders of record as of the record date, June 22, 2007, will be entitled to vote on the proposed merger at the meeting. There were 49,698,374 shares of K2 common stock outstanding as of the record date.

Additional Information with respect to the Proposed Merger

As disclosed in the Proxy Statement, K2’s financial advisor, Blackstone Advisory Services, L.P. (“Blackstone”), conducted a review and comparison of certain financial information with respect to certain comparable companies as part of its Selected Companies Analysis (the “Selected Companies Analysis”), which was one of several valuation methods that Blackstone employed and which is discussed in the Proxy Statement. K2 is disclosing additional information with respect to the Selected Companies Analysis that some K2 stockholders may deem relevant in deciding how to vote at the Special Meeting.

	Enterprise Value/EBITDA		Per Share Price/EPS
	CY2006A	CY2007E	CY2007E
Selected Companies
Lower Growth, Lower Margin Companies
Mean	6.2x	6.6x	18.9x
Median	5.9x	6.5x	19.0x
Higher Growth, Higher Margin Companies
Mean	13.3x	11.1x	21.3x
Median	13.1x	10.9x	23.1x
All Companies
Mean	9.7x	8.9x	20.1x
Median	9.5x	9.3x	20.8x

The information set forth above supplements the tabular disclosure included in the Proxy Statement, and is qualified in its entirety by reference to the written opinion of Blackstone, attached as Annex C to the Proxy Statement, as well as the section of the Proxy Statement entitled “Opinion of K2’s Financial Advisor—Financial Analyses of Blackstone—K2 Selected Companies Analysis” beginning on page 57 of the Proxy Statement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description of Exhibit
23.1	Consent of Blackstone Advisory Services, L.P.

99.1	Press Release dated July 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2007	K2 INC.

/s/ Monte H. Baier
Monte H. Baier
Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description of Exhibit
23.1	Consent of Blackstone Advisory Services, L.P.

99.1	Press Release dated July 18, 2007